Exhibit 99.1

Exhibit 99.1

Metlife

Edward A. Spehar

Senior Vice President & Head of Investor Relations

December 12, 2013

OUTLOOK CALL 2013

Metlife

Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information

This presentation may contain or incorporate by reference forward-looking statements. Forward-looking statements give expectations or forecasts of future events and use words such as “anticipate,” “estimate,” “expect,” “project” and other terms of similar meaning, or are tied to future periods. Any or all forward-looking statements may turn out to be wrong, and actual results could differ materially from those expressed or implied in the forward-looking statements. Predictions of future performance are inherently difficult and are subject to numerous risks and uncertainties, including those identified in the “Risk Factors” section of MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. The company does not undertake any obligation to publicly correct or update any forward-looking statement if it later becomes aware that such statement is not likely to be achieved. Additional discussion of forward-looking statements may be included in other slides in this presentation; if so, please refer to those slides for more information.

This presentation may also contain measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of non-GAAP financial information may be included in other slides in these materials, on the Investor Relations portion of MetLife’s website (www.metlife.com), or elsewhere on that website; if so, please refer to those slides or the website for more information.

Metalife

Agenda

Overview

Steven A. Kandarian Chairman, President & Chief Executive Officer

Americas

William J. Wheeler President, Americas

Asia

Christopher Townsend President, Asia

EMEA

Michel Khalaf President, Europe, Middle East and Africa

Financial Update

John C.R. Hele Chief Financial Officer

Closing Remarks

Steven A. Kandarian Chairman, President & Chief Executive Officer

Q&A

Metlife

Steven A. Kandarian

Chairman, President & Chief Executive Officer

December 12, 2013

OUTLOOK CALL 2013

Metlife

Reiterate Strategy and Operating ROE Goal

No change in strategy

Continue to shift business mix and diversify risk profile

Operating ROE of 12-14% in 2016

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 5

Metlife

Focus on Multi-Year Business and Financial Outlook

Multi-year performance is driver of sustained shareholder value

Discuss near-term and long-term outlook

– Near-term is one to three years, consistent with 2016 goals

– Long-term is the secular growth trend from 2016 onward

Understanding business model more valuable than EPS guidance

Transparency should mean lower cost of equity capital over time

Metlife

Key Near-Term Macro Assumptions

5% annual appreciation in S&P 500

U.S interest rates based on consensus

– 10-year U.S. Treasury 2.88% at 12/31/13, 3.36% at 12/31/14, and 4.50% by end of 2016

Exchange rates at consensus

– Yen/$ at 102 at 12/31/13; 106 average for 2014

– Mexican Peso/$ at 12.78 at 12/31/13; 12.48 average for 2014

Metlife

Detailed Discussion of Business Segments

Operating earnings analysis

Key sensitivities

Near-term opportunities and challenges

Near-term guidance on certain key items

Long-term outlook

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 8

Metlife

William J. Wheeler

President Americas

December 12, 2013

OUTLOOK CALL 2013

Metlife

Americas Overview

Near-Term Opportunities

Key Strategies Long-Term Outlook and Challenges

Accelerate growth in Group, Opportunities: Mid to high single digit

Voluntary & Worksite Benefits growth in Group

Improved Group underwriting (GVWB) results Upside in Corporate Benefit

Expand in Latin America Funding in pension risk

Strong growth in Voluntary / transfer

Pursue U.S. pension closeouts Worksite

Low single digit growth in

Reposition Retail business Improved pension funding levels Retail

Build U.S. direct business Provida acquisition Low to mid-teen growth in Challenges: Latin America

Spread compression Overall mid-single digit Mexico fiscal reform operating earnings growth over long-term

Uncertain regulatory environment

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 10

Metlife

Americas – Group, Voluntary & Worksite Benefits Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $898

Noteworthy Items:

Variable investment income($5)

P&C catastrophes above Plan $22

P&C prior year development($15)

Group Life reserve adjustments($24)

VOCRA write-down $50

Baseline Operating Earnings $926

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 11

Metlife

Americas – Group, Voluntary & Worksite Benefits Key Sensitivities

1% change in Group Life mortality ratio translates to approximately $35 million of operating earnings

1% change in Non-Medical Health benefit ratio translates to approximately $40 million of operating earnings

1% change in P&C combined ratio translates to approximately $10 million of operating earnings

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 12

Metlife

Americas – Group, Voluntary & Worksite Benefits Factors Driving Near-Term Outlook

Opportunities Challenges

Demand for voluntary Uncertainty due to health care products as responsibility reform shifts to employees

Aggressive competitor pricing

Emergence of private

Continued slow growth in exchanges wages and jobs in the U.S.

Increase market share in the mid-sized employer market

Metlife

Americas – Group, Voluntary & Worksite Benefits Near-Term Guidance on Certain Key Items

Expect mid-single digit growth in PFOs1 in 2014, with acceleration in 2015-2016

Group Life mortality ratio of 88.2%2, expect closer to mid-point of the

85-90% targeted range

Non-Medical Health benefit ratio of 90.1%2, expect closer to mid-point of the 86-90% targeted range

P&C combined ratio3 of 97.0%2, expect within targeted range of 94-98%

Investment income spread4 of 287 bps2, expect within targeted range of

230-270 bps

Operating expense ratio increasing due to business mix, but expense margin expected to improve

1 Premiums, fees and other revenues (operating). 2 Based on 4Q12 through 3Q13. 3 Including catastrophes.4 Investment income spread includes variable investment income.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Metlife

Americas – Group, Voluntary & Worksite Benefits Long-Term Outlook

Target market growth for group insurance industry is 2-4%1

Expect growth in PFOs to be between 4-7%, while maintaining pricing discipline

Operating earnings growth expected to be 6-8%

1 MetLife Group Insurance Markets Analysis (2013). Based on 2008-2012 LIMRA and Eastbridge reports.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 15

Metlife

Americas – Corporate Benefit Funding Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $1,254

Noteworthy Item:

Variable investment income ($40)

Baseline Operating Earnings $1,214

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 16

Metlife

Americas – Corporate Benefit Funding Key Sensitivities

$1 billion of pension closeout sales translates to approximately $10 million of operating earnings

10 bps increase in LIBOR without any change in longer-term interest rates could reduce operating earnings by $3-$6 million

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 17

Metlife

Americas – Corporate Benefit Funding Factors Driving Near-Term Outlook

Opportunities Challenges

Pension funding levels Limited near-term growth in improving1 structured settlements market

Continued demand for stable A flattening yield curve could value solutions put downward pressure on:

– Investment spreads

– Securities lending income

Uncertain capital rules

1 Mercer S&P 1500 Funded Status (October 2, 2013). 18

Metlife

Americas – Corporate Benefit Funding Near-Term Guidance on Certain Key Items

Moderate operating earnings growth expected

Pension risk transfer market should be robust even without any jumbo deals

Expect to maintain consistent spread levels in 2014 with some spread compression in 2015-2016

– Investment income spread baseline1 of 153 bps, with variable investment income contributing 31 bps

– Investment income spread for 2014 of 150-170 bps, with variable investment income contributing 30-40 bps

1 Based on 4Q12 through 3Q13.

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Metlife

Americas – Corporate Benefit Funding Long-Term Outlook

Pension risk transfer market likely to see significant and sustained growth

– About 40% of plan sponsors with frozen plans under $1 billion expect to terminate in next 5 years1

Market share by product not expected to deviate from current positions

- MetLife ranks in top 3 in most major markets (U.S. pensions, stable value and structured settlements)2

Operating earnings expected to increase 3-5%

1 Towers Watson (November 2013).

2 LIMRA (2Q13).

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 20

Metlife

Americas – Retail Annuities Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $1,624

Noteworthy Items:

Variable investment income ($15)

DAC and other unlockings ($203)

Initial market impact ($92)

Baseline Operating Earnings $1,314

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 21

Metlife

Americas – Retail Annuities Key Sensitivities

100 bps variance in separate account returns translates to approximately $3 million of operating earnings in current quarter, then approximately $10 million annually

10 bps move in the investment income spread translates to operating earnings of approximately $22 million annually

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 22

Metlife

Americas – Retail Annuities

Factors Affecting Near-Term Outlook

Opportunities Challenges

Growth in index-linked and Potential spread compression fixed annuity sales

Continued negative variable

More favorable equity annuity fund flows market returns

Cost and resources required

Potential for cost saves to for legal entity consolidation exceed target

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 23

Metlife

Americas – Retail Annuities

Near-Term Guidance on Certain Key Items

Expect annuity sales to decrease 6-8% in 2014, then modest growth of 3-5%; expect shift from variable to fixed and index-linked annuities

Forecast increase in net outflows in 2014 versus 2013

Variable investment income1 of $142 million2, expect $100-$140 million in 2014, and higher in 2015-2016

Deferred annuity spread3 of 298 bps2, expect 260-300 bps in 2014, and 235-275 bps in 2015 and 2016

Expect incremental costs from legal entity consolidation to impact operating earnings by $30-$50 million in 2014

1 Pre-tax.2 Based on 4Q12 through 3Q13. 3 Deferred annuity spread includes variable investment income.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 24

Metlife

Americas – Retail Annuities Long-Term Outlook

Retail annuity industry sales relatively flat through 2015, then growth

MetLife’s market share should stabilize in 2014

Growth in PFOs and operating earnings of approximately 3% per year, very dependent on market environment

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Metlife

Americas – Retail Life & Other Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $875

Noteworthy Items:

Variable investment income ($35)

DAC and other unlockings $69

P&C catastrophes above Plan $50

P&C prior year development ($13)

Baseline Operating Earnings $946

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 26

Metlife

Americas – Retail Life & Other Key Sensitivities

1% change in mortality loss ratio translates to $10-$12 million of operating earnings

1% change in the P&C combined ratio1 translates to approximately $12 million of operating earnings

1 Including catastrophes.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 27

Metlife

Americas – Retail Life & Other Factors Affecting Near-Term Outlook

Opportunities Challenges

Improving sales growth with Expect Closed Block operating new product portfolio earnings to decline in 2015 anchored by whole life

Lower derivative income

Improved P&C top and due to expiration of floors bottom line results and interest rate swaps in 2015-2016

Potential for cost saves to exceed target

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 28

Metlife

Americas – Retail Life & Other

Near-Term Guidance on Certain Key Items

Total life sales expected to be flat to down slightly in 2014

Variable investment income1 of $273 million2, expect $200-$300 million in 2014

Variable & universal life spread3 of 212 bps2, expect range of 190-220 bps in 2014, and then a modest decline in 2015-2016

P&C combined ratio4 of 98.8%2, expect improvement to 93-97% in 2014

Mortality ratio of 88.6%2, expect 87-90% in 2014

Forecast insurance margin improvement driving growth in 2014, then pressure in 2015 on Closed Block operating earnings

1 Pre-tax.2 Based on 4Q12 through 3Q13. 3 Variable & universal life spread includes variable investment income.4 Including catastrophes.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 29

Metlife

Americas – Retail Life & Other Long-Term Outlook

Industry growth outlook for life insurance approximately 2-4%1

MetLife market share currently 4%, expected to be flat in near-term, then outperform industry

Growth in PFOs and operating earnings expected to be approximately 3%

1 LIMRA (2Q13).

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 30

Metlife

Americas – Latin America Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $549

Noteworthy Items:

Tax rate change and other one-time tax benefits ($25)

DAC and other unlockings ($7)

Baseline Operating Earnings $517

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 31

Metlife

Americas – Latin America Segment Key Sensitivities

1% change in Mexican Peso to U.S. Dollar exchange rate translates to approximately $5 million of operating earnings

1% change in Chilean Peso to U.S. Dollar exchange rate translates to approximately $3 million of operating earnings

1% change in the annual return on the Provida encaje1 translates to approximately $4 million of operating earnings

1 The Provida encaje is capital required by Administradora de Fondos de Pensiones. The encaje is invested the same as the total pension fund, and the income is included in operating earnings.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 32

Metlife

Americas – Latin America

Factors Driving Near-Term Outlook

Opportunities Challenges

Provida acquisition Mexico fiscal reform

Growth in employee benefits Solvency II implementation in and worksite marketing Mexico

Growth in direct marketing Large institutional renewals in Mexico

Metlife

Americas – Latin America

Near-Term Guidance on Certain Key Items

Forecast Provida operating earnings of $190-$210 million in 2014, and then growing approximately 10% per year

Expect low double-digit average annual growth in PFOs for 2014-2016, excluding Provida

Operating earnings growth consistent with growth in PFOs as a result of investment in the businesses

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 34

Metlife

Americas – Latin America Long-Term Outlook

Anticipate low double digit growth in PFOs in the region, in line with market

Operating earnings growth expected to be in excess of growth in PFOs as a result of:

– Momentum in direct marketing

– Expansion of employee benefits across the region

– Further development of agency channels in Brazil, Chile and Colombia

– Continued solid growth in main businesses

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 35

Metlife

Christopher Townsend

President Asia

December 12, 2013

OUTLOOK CALL 2013

Metlife

Asia Overview

A leading multinational in Asia with operations across 9 markets

Strong position in Japan; rapid growth in emerging markets

Diversified across currencies, products and channels

Expect high single to low double digit operating earnings growth over time

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 37

Metlife

Asia

Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $1,118

Noteworthy Items:

DAC and other unlockings $75

Australia—Reserve adjustment $57

Japan—Excess fixed annuity surrenders ($74)

Japan—Investment income ($20)

Baseline Operating Earnings $1,156

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 38

Metlife

Asia: Operating Earnings Breakdown

2013 2016

Japan 85-90% 75-80%

Japanese Yen 45-55% U.S. Dollar 30-40% Australian Dollar 10-15%

Korea 5-10% 10-15% Rest of Asia* < 2% 5-10%

* Emerging markets less than 1% in 2013 and 3-6% in 2016.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 39

Metlife

Asia

Key Sensitivities

Annual Impact

on Operating Solvency

Change Margin Ratio

Earnings

($ millions) (%)

Japanese Yen: U.S. Dollar (between 90-110) +/- 1 $4-$5

Korean Won: U.S. Dollar +/- 10 $1-$2

10-Year U.S. Government Bond Yield +/- 10 bps $2 10-15%

10-Year Japanese Government Bond Yield +/- 10 bps $2 10-20%

Combined U.S. and Japanese Government Bond Yield +/- 10 bps $4 20-40%

10-Year Korean Government Bond Yield +/- 10 bps $1 10-20%

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 40

Metlife

Asia

Factors Driving Near-Term Outlook

Opportunities Challenges

Distribution productivity and Continued strengthening of leverage best practices U.S. Dollar against Asian currencies

Product portfolio optimization

Regulatory tightening

Employee benefits is a large untapped opportunity Managing distribution through business model changes Expansion of distribution

Brand awareness in Asia

Invest in digital 41

Metlife

Asia

Near-Term Guidance on Certain Key Items

Proportion of accident & health and group sales expected to grow from an estimated 30% of total sales in 2013 to approximately 35% in 2016

Growth in PFOs of 5-10% annually on a constant exchange rate basis, with 2014 expected to be at the lower end of the range

Distribution expenses managed in line with sales; growth in administration expenses at no more than half of growth in PFOs

High single to low double digit operating earnings growth on a constant exchange rate basis

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 42

Metlife

Asia

Long-Term Outlook

Market growth1

– Japan 2-3%

– Korea 6-7%

– Rest of Asia 10-12%

Growth in MetLife Asia PFOs

– Japan 5-7%

– Korea 8-10%

– Rest of Asia 12-15%

Operating expenses grow at a slower rate than PFOs

1 Percentages based on direct written premium. Source: Swiss Re, The Japanese Insurance Market (January 2013); Swiss Re, The South Korean Insurance Market (January 2013).

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 43

Metlife

Asia

Free Cash Flow in Japan

Limited dividends in near term as a result of $1.6 billion capital distribution in 2012

Japan dividends estimated to be approximately 30% of operating earnings by 2016

Over the long term, Japan dividends more than half of operating earnings

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 44

Metlife

Michel Khalaf

President

Europe, Middle East and Africa

December 12, 2013

OUTLOOK CALL 2013

Metlife

EMEA Overview

Leading position in several markets in the Middle East and Central & Eastern Europe

Emerging markets expected to comprise 80% of operating earnings in 2013

Diversified across geography, product and channel

Expect double digit growth in sales, PFOs and operating earnings over time

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 46

Metlife

EMEA

Operating Earnings Analysis

($ in millions) 4Q12 – 3Q13

Reported Operating Earnings $299

Noteworthy Items:

Poland DAC / VOBA write-off $26

UK deferred tax asset write-off $30

APB 23 and other one-time tax benefits ($56)

DAC and other unlockings ($8)

Baseline Operating Earnings $291

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 47

Metlife

EMEA

Key Sensitivities

Largest operations are Poland, the Gulf and Russia, accounting for over half of emerging markets operating earnings within the region

Turkey and Russia are two of the region’s fastest growing markets

Operating earnings currency mix1

– 35% Euro

– 21% U.S. Dollar

– 15% Polish Zloty

– 11% Russian Ruble

1 Based on 2013 estimate.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 48

Metlife

EMEA

Factors Driving Near-Term Outlook

Opportunities Challenges

Bancassurance and direct- Poland pension reform to-consumer expansion

Eurozone economic climate

Employee benefits

Building the MetLife brand development in focus countries

Capital diversification and cash generation

Metlife

EMEA

Near-Term Guidance on Certain Key Items

Sales growth of 15-20% while maintaining cash payout ratio in excess of 50%

PFOs expected to grow in mid-single digits, moving to mid-teens

Operating earnings reduced by $35-$40 million, primarily from Poland pension reform and investment in the brand

Underlying operating earnings growth in mid-teens

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 50

Metlife

EMEA

Long-Term Outlook

Market growth

– Developed 2-4%

– Emerging markets 7-9%1

Growth in MetLife EMEA PFOs of 10-12%

– Developed 4-6%

– Emerging markets 12-15%

Operating expense growth of mid to high single digits as more countries reach scale

1 Source: Munich Re Economic Research, Insurance Market Outlook (May 2013).

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 51

Metlife

John C.R. Hele

Chief Financial Officer

December 12, 2013

OUTLOOK CALL 2013

Metlife

Financial Update

Free cash flow

Expense saves and reinvestment

Corporate & Other and taxes

Metlife

Free Cash Flow Outlook has Improved

Free Cash Flow as a % of Operating Earnings

45%—55%

35%—45%

~35%

2013 Investor Day Current Current

2014-2016 Target (1) 2014 Projection 2015-2016 Projection(1)

(1)The bars represent mid-points of ranges.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 54

Metlife

Free Cash Flow

Near-Term Guidance on Certain Key Items

Higher subsidiary dividend expectations driven by:

– Refinement of four-way merger impact

– Equity market performance

– Impact from interest rate hedges

Still some drag from assumed rise in interest rates, some possible offset from changes in hedging strategy

Metlife

Expense Saves Update1

Gross expense saves on a cash basis expected to be $560-$590 million in 2013, increasing to $770-$800 million in 2014

Reinvestment on a cash basis expected to be $60-$80 million in 2013, increasing to $150-$180 million in 2014

Gross expense saves on a cash basis of $1 billion in 2015

Operating earnings benefit from $600 million of pre-tax net expense saves by 2015, in line with our target

1 Expense saves update is on a pre-tax basis.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 56

Metlife

Guidance on Corporate & Other and Tax Rate

Litigation reserve increase related to asbestos cases of $100-$120 million1 in 4Q13

Corporate & Other expected 2014 operating loss of $550-$750 million, including enterprise initiatives of $160-$200 million1

Effective tax rate expected to be 27.5% in 2014, down from 28.0% in 2013

1 Post-tax.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 57

Metlife

Steven A. Kandarian

Chairman, President & Chief Executive Officer

December 12, 2013

OUTLOOK CALL 2013

Metlife

Key Takeaways

No change in strategy or operating ROE target

Attractive portfolio of businesses

Free cash flow outlook better than original forecast

Commitment to transparency

See Appendix for non-GAAP financial information, definitions and/or reconciliations. 59

Metlife

Metlife

Appendix

December 12, 2013

OUTLOOK CALL 2013

Metlife Safe Harbor Statement

This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to financial and capital market risks, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact of comprehensive financial services regulation reform on us, as a potential non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9) investment losses and defaults, and changes to investment valuations; (10) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (15) downgrades in our claims paying ability, financial strength or credit ratings; (16) a deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (17) availability and effectiveness of reinsurance or indemnification arrangements, as well as any default or failure of counterparties to perform; (18) differences between actual claims experience and underwriting and reserving 62

Metlife Safe Harbor Statement (Continued)

assumptions; (19) ineffectiveness of risk management policies and procedures; (20) catastrophe losses; (21) increasing cost and limited market capacity for statutory life insurance reserve financings; (22) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (23) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (24) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from business acquisitions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company, and integrating and managing the growth of such acquired businesses, or arising from dispositions of businesses or legal entity reorganizations; (25) the dilutive impact on our stockholders resulting from the settlement of our outstanding common equity units; (26) regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (27) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (28) the possibility that MetLife, Inc.’s Board of Directors may control the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (29) changes in accounting standards, practices and/or policies; (30) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) inability to attract and retain sales representatives; (33) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC. 63

Metlife Explanatory Note on Non-GAAP Financial Information

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide and this Appendix) to net income (loss), net income (loss) per share, operating earnings, operating earnings per share, book value per common share, premiums, fees and other revenues and operating return on equity, should be read as net income (loss) available to MetLife, Inc.‘s common shareholders, net income (loss) available to MetLife, Inc.‘s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), premiums, fees and other revenues (operating) and operating return on MetLife, Inc.’s common equity, excluding AOCI, respectively.

Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB Fees”);

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP; and

Other revenues are adjusted for settlements of foreign currency earnings hedges.

Metlife Explanatory Note on Non-GAAP Financial Information (Continued)

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs (“GMIB Costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”);

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

Amortization of negative VOBA excludes amounts related to Market Value Adjustments;

Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

In addition, operating return on MetLife, Inc.‘s common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.

Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by premiums, fees and other revenues (operating).

Metlife Explanatory Note on Non-GAAP Financial Information (Continued)

MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding AOCI, book value per diluted common share, excluding AOCI, operating return on MetLife, Inc.’s common equity, operating return on MetLife, Inc.’s common equity, excluding AOCI, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.‘s common shareholders, net income (loss) available to MetLife, Inc.‘s common shareholders per diluted common share, book value per common share, book value per diluted common share, return on MetLife, Inc.’s common equity, return on MetLife, Inc.’s common equity, excluding AOCI, net investment gains (losses) and net derivative gains (losses), respectively. For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Appendix to the presentation materials and/or are on the Investor Relations portion of our Internet website. Additional information about our historical results is also available on our Internet website in our Quarterly Financial Supplements for the corresponding periods.

The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.

In this presentation, we refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

The impact of changes in foreign currency exchange rates is calculated using the average foreign currency exchange rates for the current period and is applied to each of the comparable periods.

In this presentation, we may provide forward-looking guidance on our future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share and return on common equity on an operating or non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income.

Metlife

Definitions

Metlife

Definitions

Sales (Retail):

Life Sales:

Statistical sales information for life insurance is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

Annuity Sales:

Individual annuities sales consists of statutory premiums direct and assumed, excluding company sponsored internal exchanges.

Sales (EMEA and Asia):

10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions) count towards Annualized New Premium. 20% of single-premium deposits from credit insurance count towards Annualized New Premium.

100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group) count towards Annualized New Premium.

Metlife

Reconciliations

Metlife

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income

Available to MetLife, Inc.’s Common Shareholders

Cumulative Results 4Q12—3Q13

Americas

Group,

Retail Voluntary Corporate

Life & Retail & Worksite Benefit Latin

Other Annuities Benefits Funding America Asia EMEA

($ in millions)

Operating earnings available to common shareholders $ 875 $ 1,624 $ 898 $ 1,254 $ 549 $ 1,118 $ 299

Adjustments from operating earnings available to common shareholders to net income available to MetLife, Inc.‘s common shareholders:

Add: Net investment gains (losses) 69 33(32) 90 14 91 43

Add: Net derivative gains (losses)(233)(1,021)(774)(252)(20)(1,033) 25

Add: Other adjustments to continuing operations(349)(887)(163) 53 48(438)(4)

Add: Provision for income tax (expense) benefit 180 657 341 38(10) 955(66)

Add: Income (loss) from discontinued operations, net of income tax 9 14 2 4 -(3) -

Less: Net income attributable to noncontrolling interests ——1—16 6

Net income available to MetLife, Inc.‘s common shareholders $ 551 $ 420 $ 272 $ 1,186 $ 581 $ 674 $ 291

Metlife